1 Tender Offer Presentation Tender Offer Presentation January 11, 2007 Exhibit 99.1

Safe Harbor Disclosure

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the "Company"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. ("Midwest") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the Company's ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001, and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger NOLs and certain tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K/A for the period ended December 31, 2005, which is available at www.sec.gov and at www.airtran.com.

Additional Information: Subject to future developments, AirTran may file with the United States Securities and Exchange Commission a registration statement to register the AirTran shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction. Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors and security holders may obtain a free copy of the registration statement and/or proxy statement (when and if available) at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from AirTran by directing such request to: Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827.

THIS DOCUMENT SHALL NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL, WHICH MAY BE MADE ONLY PURSUANT TO THE TERMS OF THE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FILED TODAY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF MIDWEST SHARES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT COMPLY WITH THE LAWS OF THAT JURISDICTION.

2

airTran.com

AirTran and Midwest
AirTran and Midwest
AirTran Holdings has initiated a tender offer for all outstanding shares of Midwest Air
Group
Significant benefits exist for all stakeholders
—
Midwest shareholders receive a significant premium
—
Employees benefit from improved growth opportunities and additional job security
—
Customers of both companies benefit from a truly national low cost airline
—
Communities benefit from increased jobs and additional flights
Strong similarities between the companies would create over $60MM in incremental synergies
—
Common fleet/Complementary route networks
—
Entrepreneurial focus

Tender Offer Overview
Tender Offer Overview
Offer Price: $13.25 per share
Per Share Consideration: $6.625 in cash; 0.5884 shares of AAI Stock
Premium
(1)
to 30 Day Avg.: 61%
Conditions: Tender of a majority of Midwest shares on
fully diluted basis.  Satisfy the provisions of
the Wisconsin Control Share Act and
Wisconsin Business Combination statute as
well as customary regulatory approval.
Poison pill disarmed by Midwest board.
Offer Expiration: February 8, 2007
Financial Advisors: Morgan Stanley, Credit Suisse
For additional information or questions contact
Innisfree M&A , Inc. at 877-456-3422 or see www.sec.gov
(1) Premiums as of the date of original offer, October 20, 2006

Powerful Strategic Rationale
Powerful Strategic Rationale
Complementary route networks with limited overlap
Combine AirTran’s strong East Coast network with Midwest’s hubs in
Milwaukee and Kansas City
Improved scale in consolidating industry with improved incremental growth opportunities
Network
717 fleet commonality creates significant and unique cost synergies
Ability to upgrade Midwest’s MD-80 fleet with AirTran’s new, more fuel efficient 737-700s
Additional 737 deliveries create growth opportunities
Fleet
Over $60MM of annual run-rate synergies
—
Does not include impact of greater city presence
EPS accretive in first full year after the acquisition
Financial strength provides growth potential and job security
Financial
AirTran & Midwest Are Stronger Together Than As Independent Entities

6 Stand Alone Strategy Risk Stand Alone Strategy Risk

Midwest Business Model is Struggling to Adapt
Midwest Business Model is Struggling to Adapt
Originally a business travel service for Kimberly-Clark, Midwest Airlines began commercial services in 1984, and became a publicly-held company in 1995
Evolved slowly over time through its hub at Milwaukee
—
Unique, largely business product to select markets
—
Primarily in the Midwest and Northeast
Premium strategy has not delivered consistent profits since 2000
Adapted to include a buy-on-board offering and an all coach product
—
Growth tied to 50-seat regional jet expansion

Midwest Has Not Been Able to Sustain Profits
Midwest Has Not Been Able to Sustain Profits
Source: APGDAT
Midwest Airlines Quarterly Operating Profit/Loss
-20,000
-15,000
-10,000
-5,000
0
5,000
10,000
15,000
1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06
Source: DOT Form 41

Midwest Faces Risks as a Standalone Carrier
Midwest Faces Risks as a Standalone Carrier
Fuel prices will likely remain at historic levels
Midwest is vulnerable to competitive incursions at Milwaukee
A strategy focused on premium pricing is unsustainable
Uncertainties related to acquisition of future aircraft

Average Price of Crude Oil ($/Barrel)*
24.50
21.48
20.56
18.46
17.19
18.43
22.15
20.60
14.40
19.25
30.30
25.92
26.10
31.14
41.44
55.00
66.00

airTran.com

Escalated Fuel Cost is a Continuous Threat
Escalated Fuel Cost is a Continuous Threat
10
15
20
25
30
35
40
45
50
55
60
65
70
1990 91 92 93 94 95 96 97 98 99 2000 01 02 03 04 05 06
*West Texas Intermediate at Cushing
Sources: Air Transport Association, Energy Information Administration, PIRA Energy Group, Deutsche Bank
10-Yr. (1992-2001) Median = $19.90

Midwest Revenue is Concentrated
Midwest Revenue is Concentrated
Midwest AirTran Alaska Northwest Southwest United
Subtotal Top 20 $846,295 $1,209,799 $1,273,113 $1,598,547 $3,416,605 $2,664,437
Total Daily Revenue $1,468,902 $4,016,194 $4,245,540 $15,368,176 $21,870,903 $22,095,066
Top 20 as a % of TTL 58% 30% 30% 10% 16% 12%
At 58%, Midwest has an exceptionally high percentage of its revenue concentrated in its top 20 markets
High revenue concentration increases the vulnerability to competitive incursions
25% of their total daily revenue is in just five markets
23% of their revenue are in markets with a high probability of low cost competition
—
New York/Boston – Milwaukee and Kansas City:   14.5%
—
Phoenix/Las Vegas – Milwaukee:  8.5%
Top 20 Markets’ Share of Total Daily Revenue
Source: APGDAT - US DOT Domestic O&D Revenue

Non-MEH Weekly Seats
MEH Unit Revenue
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06

airTran.com

Midwest Revenue is Highly Susceptible to Competition
Midwest Revenue is Highly Susceptible to Competition
Source: APGDAT
30,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
70,000
4.00
6.00
8.00
10.00
12.00
14.00
16.00
  Other Airline Seats   Midwest Unit Revenue
cents
Midwest revenue
performance has
historically suffered
when competitors have
increased their capacity
in Milwaukee

Milwaukee is an Underserved Market
Milwaukee is an Underserved Market
City Population (MM) Peak Day Departures Dept/100,000
Charlotte 2.1 653 31.1
Cincinnati 2.1 475 22.6
Kansas City 1.9 230 12.1
Memphis 1.2 281 23.4
Milwaukee 2.3 227 9.9
Average 1.9 373 19.4
City Population (MM) Peak Day Seats Seats/100,000
Charlotte 2.1 58,618 2791.3
Cincinnati 2.1 28,842 1373.4
Kansas City 1.9 22,858 1203.1
Memphis 1.2 20,761 1730.1
Milwaukee 2.3 14,224 618.4
Average 1.92 29,061 1513.6
City Population (MM) Avg Daily Depts Dept/100,000
Chicago 8.5 1,556 18.3
Milwaukee 2.3 208 9.0
Average 5.4 882 13.7
City Population (MM) Peak Day Seats Seats/100,000
Chicago 8.5 170,522 2006.1
Milwaukee 2.3 14,224 618.4
Average 5.4 92,373 1312.3
Population within 45 miles of the airport, average daily departures and daily seats are as published in the Official Airline Guide for December 2006
Relative to its
population,
Milwaukee has
58% fewer flights
and…
…64% less seats
per day than
Memphis, a city
half the size
…And less than
half the per capita
service than
Chicago

Lack of Service Results in Higher Average Fares
Lack of Service Results in Higher Average Fares
Average Fare Paid in Milwaukee vs. Chicago-Midway, 12 mo. ending June 2006
Top 20 Destinations Milwaukee Chicago-MDW % Diff
Orlando $107.87 $87.02 24.0%
Las Vegas $121.39 $112.44 8.0%
Atlanta $111.82 $119.82 -6.7%
Phoenix $140.40 $111.59 25.8%
Denver $119.09 $101.12 17.8%
New York-LGA $149.22 $103.75 43.8%
Minneapolis $135.05 $81.30 66.1%
Los Angeles $148.08 $123.87 19.5%
Dallas-Ft Worth $139.39 $112.82 23.6%
Washington-DCA $122.31 $87.44 39.9%
Tampa $113.54 $90.78 25.1%
Boston $144.68 $100.62 43.8%
Newark $149.90 $106.23 41.1%
Philadelphia $124.08 $93.67 32.5%
Ft Lauderdale $117.64 $92.50 27.2%
Ft Myers $127.72 $98.53 29.6%
San Francisco $150.41 $126.26 19.1%
Cleveland $173.09 $66.86 158.9%
Kansas City $160.38 $73.97 116.8%
Detroit $200.60 $71.97 178.7%
Top 20 Average $137.83 $98.13 40.5%
Source: US DOT O&D Data for 12 mo. ending 2Q06
Milwaukee vs. Chicago, Top 20 Destinations:
Milwaukee travelers pay over
40% more than the same
markets where low fare
service exists in Chicago

Low Cost Carrier Expansion is Inevitable
Low Cost Carrier Expansion is Inevitable
32.3% 30.9% 19.8% 18.4% Total Low Cost/Specialty Share
18.1% 18.1% 10.9% 11.0% Other Low Cost/Specialty Airlines
14.2% 12.8% 8.9% 7.4% Southwest
2006 2005 2000 1995
Domestic ASM Shares*
Low Cost Carriers are a growing force in the domestic airline industry
Capacity share has moved from 18% to more than 30% total share in ten years
Low Cost Carriers are attracted to large, underserved markets with high fares
* Scheduled Available Seat Miles (ASMs)

Low Cost Carriers Hold Most New Aircraft Deliveries
Low Cost Carriers Hold Most New Aircraft Deliveries
59% 64% 61% 52% 54% 77% LCC % of Total
64 85 122 155 182 155 Total Orders
10 7 8 12 39 25 Other
38 54 74 81 98 119 Low Cost
16 24 40 62 45 11 Legacy Major
2012 2011 2010 2009 2008 2007 Carrier Type
The majority of aircraft deliveries over the next six years will be to low cost carriers
Successful airlines will need low costs and a quality product to compete

Milwaukee
Milwaukee
is
is
the
the
5
5
Largest
Largest
Metro
Metro
Area
Area
Without
Without
Southwest Service
Southwest Service
42
40
37
13
6
National Rank
1.5 MM Milwaukee
1.6 MM Charlotte
1.7 MM Cincinnati
3.1 MM Minneapolis-St Paul
4.5 MM Atlanta
Population (MSA) Metropolitan Area
Milwaukee is the most underserved of the top five markets not served by Southwest
Over half of the 63 markets Southwest serves are smaller than Milwaukee with an average of 23 flights per day in each market
Likely just a matter of time before Southwest enters Milwaukee and impacts Midwest yield premiums
th

Midwest Lacks Resources to Grow Successfully
Midwest Lacks Resources to Grow Successfully
Network
—
Highly concentrated with a single hub
Fleet
—
B717 lacks range
—
MD-80s are inefficient
—
50 seat regional jets are a poor match for low cost competition
—
New jet aircraft have limited availability and at a much higher cost in today’s market
Financial
—
While costs are improved, still inferior to low cost rivals
Seat re-configuration alone not enough
Smaller scale of operations and lower purchasing power
—
Small market capitalization
—
Limited and inconsistent profitability to fund growth

19 Combining Strengths Combining Strengths

AirTran and Midwest Can Accomplish More
AirTran and Midwest Can Accomplish More
Together Than Either Can Independently
Together Than Either Can Independently
Combined airline will create a stronger and more flexible competitor
—
Upper Midwest hub complements AirTran’s east coast presence
—
Combined network strengthens position in key markets
—
Amid industry consolidation, scale will provide competitive advantage
Growth can be accomplished with benefits for all Midwest stakeholders
—
Shareholders receive significant premium and stock in new company
—
Employees realize increased growth opportunities and job security
—
Customers gain access to extended flight network
—
Communities benefit from increased jobs and presence of larger carrier
Improved profit opportunities through numerous revenue and cost synergies

Combining Two Strong Airlines
Combining Two Strong Airlines
Primary Hub
Smaller Hubs /
Focus Cities
Fleet at Year End
2006E Revenue
Atlanta
Baltimore-Washington,
Boston, Orlando,
Chicago-Midway
87 Boeing 717-200
40 Boeing 737-700
60 Boeing 737 deliveries
$1.9 B
Milwaukee
Kansas City
25 Boeing 717-200
11 MD-80
Regional Jets
2 MD-80 deliveries
$0.7 B
Current Mkt. Capitalization
$1.1 B
$0.2 B

Superior Service Offering
Superior Service Offering
Focused on delivering a superior product at a reasonable price
—
Aspects of Midwest “Signature” brand will be integrated into the combined carrier
—
Best practices approach to product and service
Continued emphasis on key routes in Milwaukee and Kansas City
—
Larger fleet will allow more flights and more destinations
—
Growth to existing markets in the AirTran network
Maintain current Midwest Connect regional service

JD Power Survey Validates Strong Products
JD Power Survey Validates Strong Products
2006 JD Power North American Airlines Survey; Overall Customer Satisfaction
656
658
659
672
682
695
695
697
716
722
735
785
820
650 670 690 710 730 750 770 790 810 830
Northwest Airlines
United Airlines
US Airways
Alaska Airlines
American Airlines
Delta Airlines
Spirit Airlines
Continental Airlines
Frontier Airlines
AirTran Airways
Southwest Airlines
Midwest Airlines
JetBlue Airways
Mean / Weighted Average

AirTran Has The Means to Develop Milwaukee
AirTran Has The Means to Develop Milwaukee
AirTran Fleet 2006 2007 2008 2009 2010 2011
B717 87 87 87 87 87 87
B737-700 40 52 67 85 99 100
Total 127 139 154 172 186 187
AirTran has firm orders for another 60 brand new Boeing 737-700 aircraft for delivery over the next five years
These aircraft are exceptionally efficient, and have the range to fly from Milwaukee to any point in the continental U.S., Canada, most of Mexico and the Caribbean
Neither Midwest’s older MD-80s nor third-party regional jets have the capability to expand the Milwaukee hub to its full potential

46%
24%
7%
5%
3%
8%
7%
13%
5%
7%
11%
64%
83%
13%
4%
Combination Creates Instant Diversification
Combination Creates Instant Diversification
Midwest Network Lacks Diversity AirTran Network
Combined Network
Milwaukee
Kansas City
Other
Atlanta
Orlando
Baltimore
Chicago
Other
Atlanta
Milwaukee
Kansas City
Orlando
Baltimore
Chicago
Other
Share of departures

Complementary Route Networks
Complementary Route Networks
West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
San Francisco San Francisco
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Kansas City Kansas City
Atlanta Atlanta
Daytona Beach Daytona Beach
Milwaukee Milwaukee
AirTran
Midwest
Combined carrier will be well positioned in key markets
throughout the Eastern, Midwestern and Southeastern U.S.
Detroit Detroit
New York City New York City
Myrtle Beach Myrtle Beach
White Plains White Plains
Newburgh Newburgh

Combination Creates Strength in Key Markets
Combination Creates Strength in Key Markets
More low fare flights to a broader array of cities
Multiple low fare hubs will allow better service to the continental U.S.
—
Atlanta and Baltimore: North-South
—
Milwaukee and Kansas City: East-West
Larger, more relevant frequent flyer program throughout the U.S.

Multiple Hubs Improves Competitive Position
Multiple Hubs Improves Competitive Position
West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
San Francisco San Francisco
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Kansas City Kansas City
Atlanta Atlanta
Daytona Beach Daytona Beach
Milwaukee Milwaukee
Multiple hubs make the combined carrier a more relevant and
effective competitor in key markets by offering logical single carrier service to a broader array of regions and markets
Detroit Detroit
New York City New York City
White Plains White Plains
Newburgh Newburgh
Hartford Hartford
AirTran
Midwest

SOUTHWEST AIRLINES
AirTran
jetBlue
US AIRWAYS
MIDWEST AIRLINES
nwa
Delta
AA
Continental Airlines

Successful Growth Airlines Require Both
Successful Growth Airlines Require Both
Low Costs and a Superior Product
Low Costs and a Superior Product
AirTran has industry-leading cost structure and an award winning product
—
XM Radio and only major airline with Business Class on every flight
Combined airline would be well positioned for continued success
—
Low costs, strong product, with improved access to capital for growth
6
7
8
9
10
11
Industry Cost Comparison
Non-Fuel Unit Costs at 649 Miles for 1H 2006
(cents)

Potential Combination Synergies
Potential Combination Synergies
Network Synergies
Improve fleet and capacity utilization
Increase aircraft utilization
Cost Synergies
Replace MD-80s with cost efficient 737s
Maintenance & facilities efficiencies
Adapt best practices from both companies
Total Annual Run-Rate Synergies
Excludes additional benefits of greater city presence
$40MM+
$20MM+
$60MM+
Many of these opportunities could be lost if Midwest Air Group delays and continues
MD-80/Regional Jet fleet renewal

31 Conclusion Conclusion

Decision Facing Midwest Shareholders
Decision Facing Midwest Shareholders
Uncertain and inconsistent performance Significant premium to historic trading price
$60MM in revenue & cost synergies
Upside of future profitability
Demonstrated profitability in highly
competitive environment
FINANCIAL
Less efficient Boeing 717s
supplemented with older MD-80s
Growth through 50 seat RJs
Highly efficient Boeing 717s and 737s
Growth through 60 new 737 deliveries
FLEET
Regional hub
Concentrated network
Limited flight frequency
Less efficient
Higher fares
Vulnerable to competitive incursions
Nationwide & diverse
More relevant route network
Higher flight frequency
More efficient
Lower fares
Stronger competitor
NETWORK
Midwest
Standalone
AirTran & Midwest
Combined

Summary
Summary
Opportunity to create a stronger combined competitor
—
A truly national low cost carrier with complementary hubs
—
Well positioned for future growth opportunities
Significant value to all Midwest stakeholders
—
Shareholders receive significant premium and improved profit potential
—
Employees benefit from improved growth opportunities and increased job security
—
Customers of both companies benefit from additional markets served and increased capacity in key markets
—
Communities benefit from increased jobs and flight frequency
Over $60MM in annual combination benefits
—
Common fleet/complementary route networks
—
Opportunities to develop additional cost and revenue synergies
Value enhancing transaction for all shareholders

Benefits to All Midwest and AirTran Stakeholders
Benefits to All Midwest and AirTran Stakeholders
Shareholders
Significant premium and potential for greater future returns
Stronger network and lower costs improve profit potential
Employees
Employees enjoy benefits of a stronger combined company
—
AirTran has hired over 2,000 new employees in the last three years
—
Growth creates more advancement opportunities and improved job security
Customers & Communities
AirTran plans to continue to expand hubs in Milwaukee and Atlanta
—
Additional routes and flights will benefit local economies
—
Continued commitment to the state and local communities
—
Midwest customers can expect continued service from Midwest Connect